2023 Investor Day November 14, 2023

Everest Group, Ltd. Cautionary note on forward-looking statements This presentation contains forward-looking statements within the meaning of the U.S. federal securities laws. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the U.S. Federal securities laws. These statements reflect management’s current expectations based on assumptions we believe are reasonable but are not guarantees of performance. The forward-looking statements contained in this document involve risks and uncertainties that could cause actual results to differ materially from those contained in forward-looking statements made on behalf of the Company. These risks and uncertainties include, but are not limited to, the impact of general economic conditions and conditions affecting the insurance and reinsurance industry, the adequacy of our reserves, our ability to assess underwriting risk, trends in rates for property and casualty insurance and reinsurance, competition, investment market and investment income fluctuations, trends in insured and paid losses, catastrophes, pandemic, regulatory and legal uncertainties and other factors described in our latest Annual Report on Form 10-K. Except as required by law, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The oral presentations accompanying these written materials are based on these materials as well, in some cases, as information in our earnings releases, transcripts of earnings calls and our forms 10-K and 10-Q filed with the securities and exchange commission. 2

Today's agenda

Opening	Matt Rohrmann	Senior Vice President, Head of Investor Relations
Introduction and strategic overview	Juan C. Andrade	President and Chief Executive Officer
Everest Reinsurance	Jim Williamson	Executive Vice President, Group Chief Operating Officer and Head of the Reinsurance Division
Intermission		
Everest Insurance®	Mike Karmilowicz	Executive Vice President, President and CEO of Everest Insurance®
	Mike Mulray	Executive Vice President, North America Insurance
	Jason Keen	Senior Vice President, International Insurance
	Adam Clifford	Senior Vice President, International Insurance
Financial overview	Mark Kociancic	Executive Vice President and Chief Financial Officer
Summary thoughts	Juan C. Andrade	President and Chief Executive Officer
Intermission		
Q&A session	Everest Management Team	
Reception		

Everest Group, Ltd. 3

Introduction and strategic overview Juan C. Andrade – President and Chief Executive Officer

Everest Group, Ltd. 5 How Everest builds shareholder value Delivering consistent, industry-leading shareholder returns Diversified reinsurance and insurance P&C franchise Leadership team with proven track record Strong underwriting culture Net acquirer of top talent Disciplined long-term specialty Insurance strategy High-quality investment portfolio A+ balance sheet strength and nimble capital deployment Lead market reinsurer capitalizing on hard market

Relentless focus on execution driving sustainable, leading financial returns

Culture of accountability

Analytic and reporting tools drive effective capital deployment

Greater visibility through strategic planning and reporting = efficient, dynamic resource allocation

Robust risk management provides transparency

Underwriting discipline

Granular portfolio management and controls to underwrite the most attractive opportunities

Attract, develop, and retain proven, top talent with deep market expertise

Improved insights from better tools and analytics

Claims excellence

Attract leading claims experts improves claims settlement accuracy and service

Effective use of technology improves efficiencies, customer experience and retention

Better data flow accelerates feedback loop

Operational efficiency

Improved target operating model enhances scalability, efficiency and productivity

"One Everest" model enhances collaboration

Nimble, non-bureaucratic organization results in **faster decision making**

Delivering on our strategy is driving results

Cumulative TSR[1] ~40%

Stock Price Increase[2] ~62%

[1] Growth in Total Shareholder Return, defined as growth in Book Value Per Share excluding Unrealized Gains and Losses on Fixed Maturity Investments, plus Dividends Per Share, from 1Q'21 through 3Q'23
[2] From 6/22/2021 through 10/31/2023

Everest Group, Ltd. 6

Everest Group, Ltd. 7 Industry leadership focused on underwriting opportunity Chris Downey CUO, Reinsurance Jill Beggs Head, NAM Reinsurance Artur Klinger Head, International Reinsurance Anthony Izzo Global Fac and Distribution Mike Mulray EVP, President NAM Insurance Adam Clifford SVP, International Insurance Jason Keen SVP, International Insurance Anne Rocco Chief Transformation and Shared Services Seth Vance EVP, Chief Investment Officer Dawn Lauer Chief Communications Officer Srini Maddineni Chief Information Officer Ari Moskowitz Group Chief Risk Officer Mark Kociancic EVP, Group CFO Jim Williamson EVP, Group COO and Head of Reinsurance Mike Karmilowicz EVP, President and CEO of Everest Insurance® Ricardo Anzaldua EVP, General Counsel Gail Van Beveren EVP, Chief Human Resources Officer Juan C. Andrade President and CEO Experienced and deep bench strength driving our strategy and delivering value

Everest Group, Ltd. 8 Diversified model creating industry-leading returns across cycles $6.4 $7.3 $9.1 $9.3 $2.8 $3.2 $4.0 $4.6$9.1 $10.5 $13.1 $14.0 2019 2020 2021 2022 Reinsurance Insurance Continued profitable growth Continued margin expansion $ in billions 88.4% 87.5% 87.6% 87.4% 2019 2020 2021 2022 Attritional Combined Ratio Strategic diversification Scaled lead market player Diversified by segment, distribution channel, geography, and product line Dynamic capital allocation to maximize opportunities Diversified model provides optionality Deeper distribution relationships Greater collection and data use Scalability of technology across 1 1 Attritional ratios exclude catastrophe losses, net CAT reinstatement premiums earned, prior year development, COVID-19 losses, CECL, and losses from the Russia/Ukraine war

Everest Group, Ltd. Reinsurance: Capitalizing on hard market opportunity and solidifying competitive advantages Driving sustainable margin expansionThe preferred lead market platform organized to capture opportunity 9 50 YEAR TRACK RECORD FOCUS ON VOLATILITY MANAGEMENT FINANCIAL STRENGTH EXCELLENT BUSINESS PROFILE AND MARKET OPPORTUNITY Reducing volatility and expanding margins Meeting client needs as a lead market with local presence in attractive markets Offensively positioned for the generational hard market Deepening relationships and benefiting from flight to quality Financial strength, meaningful capacity, and top-tier execution Favorable market conditions for product innovation Expanding market presence in targeted geographies 28% 6% 15% 29% 14% 8% Property Pro Rata Property Non-Cat XOL Property Cat XOL Casualty Pro Rata Casualty XOL Financial Lines $9.3 bn 2022 Gross written premium business mix

Everest Group, Ltd. Insurance: Building the next global leader 10 Disciplined and methodical approach to margin expansion Expanding the insurance franchise for mid-to- large accounts 50 YEAR TRACK RECORD FOCUS ON VOLATILITY MANAGEMENT FINANCIAL STRENGTH EXCELLENT BUSINESS PROFILE AND MARKET OPPORTUNITY Broad set of products Best-in-class service Top-tier talent and entrepreneurial culture 35% 18% 18% 11% 11% 7% Specialty Casualty Property / Short Tail Prof Liability Workers' Comp Accident & Health Other Specialty $4.6 bn 2022 Gross written premium business mix North America Growth platform with history of improving margins Broad base of specialty capabilities Aligning around client verticals to drive deeper relationships International Building global franchises to service mid-to-large corporates Focused on structurally attractive markets Leveraging global expertise and scalable infrastructure Expand margins, reduce volatility, and increase franchise value

Everest Group, Ltd. 11 Driving operational excellence across our value chain Leveraging underwriting expertise Top-tier operators – well known in their markets Strengthening distribution through trusted relationships and client service Platforms designed for global scale and agility without legacy drag Singular data warehouse enhances and accelerates decision making Embedded connectivity with brokers Leveraging market expertise to drive product innovation and expansion Targeted investments aimed at deepening risk insights globally Winning culture combined with first-class platform, drives more consistent and efficient results Top-tier talent with underwriting and operator skillset Harnessing the power of technology, data and analytics Unlocking efficiency across our franchises

Everest Group, Ltd. 12 Talent and culture working together to drive results Net acquirer of talent Entrepreneurial and purpose-driven culture Committed to corporate citizenship Everest is an employer of choice – attracting the best talent Investment in people across the business Recognized as best-in-class (including: 2022 Best Hybrid Insurer, Best Bermuda Reinsurer) Awarded 2023 Top 50 Talent Acquisition Team by OnConferences 2023 Wholesale Casualty Underwriting Team of the Year Finalist Collaborative, purpose-driven culture Inclusive and diverse organization Talent spans cultures, backgrounds and experiences Recognized for excellence in our diversity and inclusion programs Committed across the group to creating positive enduring environmental and societal impact Best-in-class governance and risk management discipline ‘Everest Cares’ – charitable giving with reputable organizations and programs Everest aligns sustainability reporting with leading frameworks and organizations

Everest Group, Ltd. Everest’s commitment to Environmental, Social, and Governance best practices 13 Ricardo Anzaldua Executive Vice President, Group General Counsel

Everest Group, Ltd. Looking forward: Strategic and financial objectives 141 Total Shareholder Return is annual growth in Book Value Per Share excluding Unrealized Gains and Losses on Fixed Maturity Investments, plus Dividends Per Share Targeting industry-leading financial returns, consistently Strong underwriting income growth Generate increased investment income Dynamic and prudent capital management Commitment to A+ equivalent Financial Strength Rating (FSR) Financial objectives FOCUS ON VOLATILITY MANAGEMENT EXCELLENT BUSINESS PROFILE AND MARKET OPPORTUNITY Strategic objectives A leading reinsurance market around the globe Premier global P&C insurance company Employer of choice Globally diversified underwriter with strong and consistent return generation across any market cycle Think globally, act locally 2024 – 2026 key financial targets Combined ratio 89% – 91% 3-year TSR1 >17%

Everest Reinsurance: Leading in a generational hard market Jim Williamson – Executive Vice President, Group Chief Operating Officer and Head of the Reinsurance Division

Everest Group, Ltd. A leading global P&C reinsurance partner 16 Building upon our position as the preferred trading partner for brokers and cedents Differentiated advantages Nimble capital deployment and broad diversification Empowered local teams: exceptional, entrepreneurial underwriting talent with local execution globally Underwriting discipline backed by market-leading risk analytics Financial strength and scale Gross written premium growth $ in billions Gross written premium by business unit $6.4 $7.3 $9.1 $9.3 $4 $6 $8 $10 2019 2020 2021 2022 53% 20% 16% 11% North America Europe & London Facultative LatAm, Asia, & MEA

Everest Group, Ltd. 17 Reinsurance leadership team Jim Williamson EVP, Group COO and Head of Reinsurance Anthony Izzo Head, Global Fac and Distribution Chris Downey CUO, Reinsurance Artur Klinger Head, International Reinsurance Jill Beggs Head, NAM Reinsurance Brent Hoffman Head, Reinsurance Claims John Modin President, Mt. Logan Re, Ltd. Leading empowered local teams around the world

Everest Group, Ltd. 18 Delivering on current hard market conditions in property catastrophe 1 Source: Aon Generational hard market Years of elevated cat activity have led to a material reset in pricing, terms and conditions Supply/demand imbalance persists; no new competitors / limited ILS investment: $60–100 bn1 capital gap remains Hard market expected through 2024 into 2025 Flight to quality favors strong, high-quality reinsurers Delivering on hard market opportunity Improved pricing Risk-adjusted rate up ~45% globally over the past 12 months Capital deployment Successfully completed $1.5 bn public equity offering. On track to deploy capital fully by Jan 1, 2024. Profitable growth with lower volatility 30% property cat premium growth over 2022 with lower expected loss ratios Deepening client relationships Over 90% of gross written premium growth is with existing clients Differentiated terms and rates Quoting market or private placement on vast majority of placements

Everest Group, Ltd. 19 Nimble approach to market execution Capitalizing on most attractive opportunities Everest Reinsurance market view Global Property Cat Structural supply/demand imbalance Primary companies required to retain “working layer” cat Attractive pricing; hard market expected to persist into 2025 Aviation / Marine Increased geopolitical risk Step change in pricing, terms and conditions Extended runway for attractive margins Cyber Pandemic, work-from-home and organized crime / state- sponsored activity drive demand Attractive environment expected to persist into 2025 Facultative Hard market conditions creating gaps in programs Extensive opportunity for well-priced risk assumption Least Attractive Most Attractive Treaty Fac Other TreatyXoL QS Property Aviation Marine Property Cat Mortgage Credit Casualty Cyber Contingency Professional Crop Surety Auto Workers’ Comp* * Mono-line Guaranteed Cost Workers’ Comp

Everest Group, Ltd. 20 Underwriting investments for sustained outperformance Geographic expansion Global capabilities with ceding clients in 100+ countries Expanding in markets that are: – Large, high growth, stable – Provide attractive financial returns – Under-penetrated by Everest Runway for profitable growth in all regions, particularly: – Japan / South Korea – India, Southeast Asia – Europe – Latin America Specialized capabilities Building upon leadership positions Further investment in specialized global lines: – Cyber – Credit – Renewables Strengthening global facultative products and capabilities Strategic expansion into attractive markets, while increasing diversification

Everest Group, Ltd. Analytics investments Industry-leading proprietary models and vendor models Examples include cats, weather, climate, cyber, credit Support our world-class underwriters globally Capitalizing on data capabilities Global data lake Underwriting, claims, third-party data Automating processes Submission, claims, portfolio analytics Investing in new technologies Machine learning, generative AI 21 Investments in analytics, data and technology for sustained outperformance Strengthening Everest’s position as the preferred trading partner for brokers and cedents

Everest Group, Ltd. 22 Transformation of Everest’s cat risk profile Reset of risk trading range under current executive team Clear underwriting appetite Rigorous, disciplined governance structure Executing with a prudent risk profile Hard market environment, particularly in peak zones, driving decision to move away from “working layer” risks Focus on achieving superior risk-adjusted returns Superior risk-adjusted returns while staying within our risk tolerance After-tax net 1:100 PML as % of shareholders’ equity (Ex. URGL)3 5.6% 6.5% 9.7% 4.4% 5.2% 11.6% 7/1/20237/1/20221/1/2017 California, Earthquake Southeast U.S., Wind E a rn in g s a t R is k 1 Capital at Risk2 2022 2023 2020 2021 2019 2018 Pursuing superior risk-adjusted returns in a hard market 3 Calculated as the 1:100 net economic loss as of Jan 1, divided by Everest shareholders’ equity (SHE) excluding unrealized gains/(losses) (URGL) on fixed income investments of the preceding Dec 31, and preceding Jun 30 for 7/1/22 and 7/1/23 PMLs The above chart is for illustrative purposes, as of 7/1/2023 1 1:10 PML / Expected annual profit 2 1:250 PML / Capital

Everest Group, Ltd. Managing the cycle and operating within our risk profile in practice Jill Beggs Senior Vice President and Head of North America Reinsurance 23

Everest Group, Ltd. Approach to climate risk management Science Academic research Meteorological agencies Live-tracking process Modeling Internal models produced through climate focused PhD’s on staff Experience 50-years of cedent data Third party industry loss estimates Mt. Logan Re Partner with capital markets investors Over $1 bn of capital1 with continued growth Cat bonds and ILWs Kilimanjaro cat bond program Core tools with declining utilization Catastrophe risk managed well within our established risk appetite Portfolio hedging 241 Reflects Mt. Logan and other sidecar capital

Everest Group, Ltd. 25 Everest Reinsurance: Financial objectives Everest Reinsurance: 2024 – 2026 91% to 93% 89% to 91% Prior Target Casualty Cycle Mgmt. Property Rate Optimized Hedging Ceding Commissions Volatility Mgmt. New Target 89 – 91% combined ratio <3% admin ratio 6 – 7% cat load Positioned to deliver results Rigorous portfolio and cycle management Prudent risk profile Best-in-class expense ratio Diversified business mix Strengthening our competitive advantages Leveraging lead market position Winning in flight to quality Agile, entrepreneurial underwriters Advancing capabilities in data, analytics, and technology

Intermission

Everest Insurance®: Delivering momentum and margin Mike Karmilowicz - Executive Vice President, President and CEO of Everest Insurance®

Everest Group, Ltd. 28 Our vision for a leading P&C franchise Disciplined underwriting culture led by top-tier talent Focused on upper-middle market and large accounts in attractive markets Balanced and diversified business mix Client / service-centric model ~6 pt. attritional CR improved from YE2019 to 2022 $164 mn underwriting profit in 2022 The preferred global P&C partner Global underwriting platform, delivering for middle-market / multinational clients Lead market franchise with ability to drive pricing, terms, and conditions Preferred market with target distribution partners and clients Low volatility portfolio delivering attractive underwriting margin Proven leadership team executing our global blueprint Disciplined organic build Focused execution Regional gross written premium mix – 2022 ~85% ~15% North America International $2.8 $3.2 $4.0 $4.696.5% 94.2% 91.2% 90.4% 88.0% 90.0% 92.0% 94.0% 96.0% 98.0% 100.0% $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 2019 2020 2021 2022 Gross written premium Attritional combined ratio Focused on profitable growth $ in billions 1 1 Attritional ratios exclude catastrophe losses, net CAT reinstatement premiums earned, prior year development, COVID-19 losses, CECL, and losses from the Russia/Ukraine war

Everest Group, Ltd. 29 Proven leadership team with track record of execution Adam Clifford SVP, International Insurance Mark Maritzen SVP, Global Chief Underwriting Officer Jason Keen SVP, International Insurance Mike Karmilowicz EVP, President and CEO of Everest Insurance® Mike Mulray EVP, President North America Insurance Yolaine von Barczy SVP, Global Human Resources Pablo Korze SVP, Head of Latin America Melissa McDermott SVP, Global Insurance Chief Actuary Andrew McBride SVP, Global Claims Flat structure, nimble organizational design Empowered talent and entrepreneurial culture

Organizing around the global opportunity



Global Commercial P&C Market
~$1 trn[1]
Everest International
~$180 bn[1,2]
Everest North America
~$280 bn[1]

Vast opportunity within our target markets

Diversified global operating model

Delivering our value proposition to target clients

Local underwriting expertise with well-established relationships

Improved speed-to-market with best-in-class execution

Go-to-market strategy tailored to distribution partners

Solutions-oriented client service with 100+ products

North America US, Canada & Bermuda		International UK & Ireland, Europe, Asia Pacific, Latin America	
Retail Commercial	Wholesale & E&S	Retail Commercial	Wholesale & Lloyds
Global specialty product set			

[1]Estimate based on assumptions applied to Swiss Re Institute Sigma; World Insurance Premium Report, June 2023 to aggregate in-scope target customer premium (mid-to-upper middle market and large account business in geographic locations we are currently, or intend to be operating in)
[2] Includes UK & Ireland, Continental Europe, Asia Pacific, and Latin America

Everest Group, Ltd. 30

Everest Group, Ltd. 31 Unlocking value through addressing market needs Methodical build-out focused on market gap North America Localized underwriting Speed to market Enhanced cross-selling Value-added suite of products driven by client needs creating profitable growth International Clear market need Regionalized expansion Lead market capabilities Delivering customer-centric approach Fragmented product approach leading to challenging customer experience Complex industry verticals require specialized expertise Competitor struggles creating capacity constraints Sub-standard service provided by competitors Current market needs

Everest Group, Ltd. 21% 10% 19% 23% 28% 34% 15% 16% 5% 7% 12% 10% 2019 3Q'23-YTD Axis Title Workers Compensation Property/Short Tail Specialty Casualty Professional Liability Other Specialty A&H 32 Disciplined underwriting culture driving profitable growth Leaning into the property market Growing specialty lines (specialty casualty / other specialty) Reducing exposure to workers’ compensation Demonstrated history of portfolio management Systematic approach to disciplined underwriting Institutionalized discipline embedded throughout the underwriting value chain Top-tier talent with deep local market knowledge Highly developed go-to-market strategy Well-defined underwriting appetite Accelerating feedback loop with continuous review Complex risks require superior service and solutions

Everest Group, Ltd. Expanding relationships with target regional partners Tailored engagement strategy by distribution relationship Proprietary models to optimize submission intake and evaluation Direct connectivity via APIs into systems across the value chain Holistic CUO governance model Consistent underwriting parameters, deployed locally with frequent oversight Integrated systems accelerate feedback loops across claims, underwriting, and reserving Flexible and adaptable architecture to drive best-in-class capabilities Expanding claims team specialization Application of large language models to deploy claims resources efficiently 33 Everest global insurance blueprint – a systematic path to success Driving margin enhancement and improving our value proposition Distribution Data and analytics Underwriting Systems Claims

Everest Group, Ltd. 34 Everest Insurance®: The path to delivering exceptional results Delivering for investors throughout the journey Differentiated talent, empowered underwriting Diversification and optionality driving margin expansion and consistent results Leverage existing global platforms and strengthen partner relationships Everest Insurance®: 2024 – 2026 90 - 92% combined ratio 91% to 93% 90% to 92% Building globally with the trajectory for additional margin expansion

North America Insurance Mike Mulray – Executive Vice President, North America Insurance

Everest Group, Ltd. 36 North America: Overview and evolution An organic evolution Underwriting platform built organically Underwriting discipline and portfolio management delivering improved profitability Well-defined distribution channels and underwriting appetite Continued investments in talent and technology Superior client experience and consistent underwriting results Objectives Deepen alignment and engagement with target customer segments Expanding depth and breadth in targeted specialty lines Further specialized, market-leading underwriting talent Embed digital experience, data and analytics into underwriting / client service $2.6 $2.8 $3.5 $4.0 0 1 2 3 4 5 2019 2020 2021 2022 30% 39% 20% 17% 10% 15% 22% 13% 13% 13% 6% 4% 2019 2022 Specialty Casualty Prop / Short Tail Professional Liability Workers Comp A&H Other Specialty Gross written premium by line of business Gross written premium $ in billions Building from a position of strength

North America market opportunities

	Retail Commercial	Wholesale	Specialty
Approach	Regionalized go-to-market approach Deepening relationships with key partners Increasing account product density	Clearly defined underwriting appetite Increasing throughput and speed of transactions Exclusive product and underwriting	Channel agnostic approach Defensible, proprietary products and underwriting expertise
Benefit	**Customer-centricity attracts higher margin / retention customers**	**Focus on speed and agility to differentiate ourselves**	**Deliver highly sought after specialty products with leading expertise**

Total addressable market and Everest gross written premium

~$130 bn market[1] **~$1.6 bn in 2022[4]**	~$100 bn market[2] **~$1.4 bn in 2022[4]**	~$50 bn market[3] **~$1 bn in 2022[4]**

[1] NAIC 2022 P&C Premium, excludes estimated $110 bn associated with Small/Enterprise risk outside of Everest Appetite; Includes Liability, Property, Financial Lines (excludes Specialty and lines Everest does not write, e.g. Crop)
[2] Per AM Best Report, Sept. 2023
[3] Based on global estimated premium volume of $110 bn ex. US Commercial Proportion of 35% (per Swiss Re report)
[4] Everest 2022 Gross Written Premium by distribution channel

Everest Group, Ltd. 37

Everest Group, Ltd. Customer 38 Moving closer to the end customer Local engagement Deeper engagement with customers through whole account approach Multi-line service offerings improve margins and retention rates Vertical specialization Truly specialized offerings and differentiated expertise valued by end buyer Claims expertise Improved claims outcomes resulting in top-line growth and bottom-line improvement

Underwriting expertise and disciplined portfolio management providing optionality across products, segment and market cycles

Everest Insurance® current market view



Casualty
General Liability
Commercial Auto Liability
Commercial Auto Physical Damage
Loss Sensitive GL & Auto
Excess Liability
Workers' Comp (Loss Sensitive)
Workers' Comp (MGC*)
Property / Short Tail
Shared & Layered Property
Property
Earthquake/DIC
Contingency
Accident & Health
Builder's Risk
Other Lines
Cyber Liability
Surety
Credit & Political Risk
Transactional Liability
Public D&O
Energy & Construction
Environmental
Least Attractive
Most Attractive

* Mono-line Guaranteed Cost Workers' Comp

Approach to attractive markets

Property

Agile adjustment to strategically allocate capacity

Improving risk-adjusted rate increases, and favorable terms and conditions

Excess & Surplus (E&S) Lines

Strategically grew Excess Casualty in favorable years

Top 20 share, 25-yr track record

Underwriting expertise, such as Casualty Construction and Builder's Risk

Specialty Lines

Leading global Credit and Political Risk provider

Premier, global Transactional Liability team

Expanding Private Equity vertical leveraging strong foundation

Everest Group, Ltd. 39

Everest Group, Ltd. 40 Building on our strengths Expertise closer to the client Institutionalizing the “One Everest” approach to drive local engagement Strategic placement of talent and services Hub and spoke infrastructure Service-oriented technology and API-enabled connectivity Improving peer-to-peer (API) connectivity with leading brokers Technology-enabled service capabilities improving broker and insured experience and deepening engagement Analytics; consistently better decision making Deployment of analytic capabilities within underwriting workflow, institutionalizing consistent margin delivery Analytics fed in real time by submission data and claims, reserving experience, iterative modeling for just-in-time underwriting

International Insurance Jason Keen – Senior Vice President, International Insurance Adam Clifford – Senior Vice President, International Insurance

International: The next step in our journey

Focused on profitable growth

Superior local market knowledge; leading claims and operational capabilities

Efficient hub-and-spoke model– in 4 regions outside of North America

Leveraging infrastructure, data and analytics already established across insurance division

Top-tier talent and high-quality relationships delivering on market demand for superior service and product

Building on 50 years of Everest brand and success

International opportunity

Methodical and disciplined expansion into target geographies, focusing on profitability

Diversified product offering presents a comprehensive value proposition to clients and brokers

Delivering underwriting expertise and capabilities valued by clients

Blueprint sets a superior standard for continuous portfolio refinement and optimization

Establishing lead market capability to drive pricing, terms, and conditions

Gross written premium
$ in millions



$458
$672
$697
2021
2022
2023 Q3 YTD
First Party 1
Third Party 2

9M'23 gross written premium regional view



7%
5%
12%
45%
31%
UK&I
Syndicate
Europe
APAC
LATAM

[1] 1st party lines: property, energy & construction, marine and aviation (predominantly short-tail exposures).
[2] 3rd party lines: casualty, financial lines and corporate accident & health

Everest Group, Ltd. 42

Everest Group, Ltd. UK & Ireland Continental Europe Latin America Asia Pacific 43 Market size & maturity Demand for lead & multinational capabilities Strong pool of top-tier talent Need for core products & value proposition Intentional expansion in the most profitable global economies Intentional entry in regions that deliver a sustainable benefit to underwriting margin, and enable Everest to deliver lead and multinational capabilities Built the Everest Business Center in Spain, driving operational efficiency Criteria for establishing local footprint Establishing a geographic footprint that delivers value Dublin London Sydney Melbourne Singapore Santiago Bogota Mexico City Paris Rotterdam Dusseldorf Madrid

Everest Group, Ltd. 44 Product focus Diversified product mix generates consistent and strong margins throughout the cycle Market opportunity with largest global commercial insurers Ongoing product innovation and expansion Well-positioned for attractive opportunity to address market needs Target customer $250 mm+ revenue Targeting underserviced, high-quality clients in areas we have market expertise 1. Major accounts defined as $500 mn+

Everest Group, Ltd. 45 Talent, technology and analytics to be a partner of choice Hiring top talent Attracting premier global talent hungry to be part of the platform we are building Culture of collaboration, expertise and partnership Global analytics, deployable locally Centralized global data lake enabling real-time movement of information and knowledge around the world Analytic tools and insights integrated and built into underwriting and claims systems from day one Systems and tools deliver lead and multinational capabilities Laying groundwork for lead placement capabilities Building toward full multinational capabilities, architecting integration into underwriting and claims systems Lead and multinational capabilities allow us to charge additional fees

Everest Group, Ltd. The Everest Blueprint is a sustainable and repeatable framework that positions international expansion for success Knowing how to integrate each core function of our blueprint is our competitive advantage 46 Applying our blueprint to create a leading global insurance company Combining core drivers to create differentiation with our blueprint The blueprint covers every fundamental aspect of our business – from people to risk management We connect each core driver efficiently Flexible framework for any market Discipline to ensure considered, profitable expansion

Everest Group, Ltd. 47 Creating a global partner of choice Proven leadership team executing our global blueprint Expanding organically, enabling control over each aspect of the buildout Foundation established for lead market and multinational capabilities Strong relationships with key brokers and clients across each region More diversified and sustainable portfolio mix Superior client service, driven by talent and culture Leveraging “One Everest” approach Methodical expansion in attractive regions with the trajectory for additional margin expansion

Group finance overview Mark Kociancic – Executive Vice President and Chief Financial Officer

Everest Group, Ltd. High liquidity Disciplined capital allocation Consistent performance management 49 Strong execution delivering on our financial plan Attractive value creation profile Strong financial strength Strong earnings profile Strong culture, focus on execution, and accountability at the center of value creation

Everest Group, Ltd. 50 Everest delivered value for stakeholders within the 2021 – 2023 strategic plan Metrics 2021 Investor Day objectives Execution through 3Q’23 Underwriting Gross Written Premium Growth Group: 10 – 15% CAGR Group: ~15% CAGR CAT Loss Ratio 6 – 7% 7.8%1 Group General Expense Ratio ~6% 5.9%1 Combined Ratio 91 – 93% Attritional CR: 87.3%1 Reported CR: 94.8%1 Net investment income Return on Invested Assets 2.75 – 3.25% ~3.4%1 Financial performance Total Shareholder Return > 13% ~13.6%2 1 Represents an average from 2021 through YTD 3Q’23 2 Compound annual growth rate from year-end 2020 through 3Q’23 Expanded our franchises Margin expansion Strengthened capital

Everest Group, Ltd. Well positioned for the current interest rate environment 51 Everest’s investment portfolio guiding principles Dual strategy approach: Stable income and total return Strong credit quality High degree of liquidity Match asset / liability duration Portfolio diversification Optimize risk-adjusted return and capital efficiency Optimized asset mix with strong investment returns

Everest Group, Ltd. Short-Term 7% CLO 5% Less LiquidPrefe rred … EMC/EMD 10% Loans 36% Private IG 1% Direct Credit 0% , 20%, 20% Rated Structures 13% Highly Liquid 45% Liquid 55% Less Liquid, 13%, 13% 52 Growing and profitable platforms supported by well-managed investments 2023-YTD NII: $1.0 bn Assets Under Management1: $34.6 bn Book Yield on FI1: 4.2% New Money Yield2: ~6% Average Duration1: 2.7 years Average Credit Quality1: AA- {{ Investment portfolio asset allocationAssets backing reserves Provide stable income and properly back the reserves Total return portfolio Provide ALPHA within our well-defined risk appetite As of September 30, 2023 7% 5% 8% 10% 36% 1% 20% 13% Short Term Cash Gov't Related Agency Corporate Bonds Muni's Public Equity Securitized Private Equity / Credit 1 As of 9/30/2023 2 As of 10/31/2023

Everest Group, Ltd. 53 Conservative reserving approach and robust governance process Strengthened reserving process Granular and timely reserving studies Invested in talent and reserving tools Conservative initial loss picks reflecting elevated inflation estimates Reserving studies undergo four levels of review Increased frequency of engagement between reserving, pricing, claims, and underwriting Ability to update pricing and reserving assumptions in real time Hired new chief reserving actuary in May of 2022 Continued to bring in top-tier talent across the reserving function Invested in state-of-the-art reserving tools

Everest Group, Ltd. Broadly diversified reserve portfolio by geography and line of business, reducing the impact of any one risk factor. Economic Inflation Factors: Take a long-term and layered view on inflation factors that impact different lines of business in different ways. Social Inflation: Litigation funding and social inflation trends remain persistent, particularly in the US. Limits management and jurisdictional underwriting strategies critical to navigating this elevated risk environment. Shock Losses: Industry losses from events such as COVID-19 and geopolitical turmoil around the globe require local market underwriting, claims and reserving expertise. 54 Objective of booking company’s reserve position at management’s best estimate, plus a margin Committed to maintaining a prudent reserving philosophy

Strong and flexible balance sheet capital position

Attractive, long-dated debt maturity profile

$ in millions



$219
$400
$1,000
$1,000
2037
...
2044
...
2050
...
2052

[1] Equity excludes URGL. LT Debt excludes FHBL borrowings

Capital position review

Key Statistics (9/30/23)

A1 / A+ Financial Strength Profile

18.6%[1] Long-Term Debt / Capital

Low-cost debt (3.9% weighted average coupon)

Debt Issuance Principles

Long-dated tenors and laddered maturities

Regulatory and rating agency capital credit

Low cost of capital

Target LT debt leverage of 15-20% (excluding URGL)

Everest Group, Ltd. 55

Everest Group, Ltd. 56 Prudent liquidity management Strong liquidity profile Strong operating cash flows Readily marketable investment securities $2.5 bn Federal Home Loan Bank (FHLB) credit borrowing capacity U.S. platform minimizes collateral requirements Conservative PMLs Quality reinsurance with significant available collateral Low debt leverage Operating Cash FlowsLiquid Assets Everest’s Liquidity Paradigm $2.5 bn FHLB* Capacity Underwriting Income Investment Income Cash and Short-term Assets Fixed Income Assets Liquidity Facility * Federal Home Loan Bank

Everest Group, Ltd. 57 Capital management framework Thoughtful and stable underwriting capital serves clients and investors Capital strategy Multiple forms of underwriting capital Utilizing capital that is most relevant for each risk Mt. Logan Re has strategic prioritization amongst capital shield tools Continued tactical utilization of cat bonds via Kilimanjaro Re and ILW issuance Financial strength Commitment to an A+ equivalent Financial Strength Rating (FSR) Organic growth Accretive organic growth is primary use of capital Dividends Committed to quarterly cash dividends Share repurchases Deploy excess capital for benefit of shareholders Inorganic growth Selectively consider acquisitions that support organic growth Illustrative distribution of underwriting capital Illustrative underwriting capital distribution ILWs Cat Bonds Mt Logan Re / Managed ILS Debt / Hybrid Equity (ex AOCI)

Everest Group, Ltd. 58 Equity offering overview Offensive capital deployment is mainly aimed at taking advantage of the hard market in reinsurance Expected to be fully deployed by Jan 1, 2024 Multiple opportunities for capital deployment at superior risk-adjusted returns Long-term strategic opportunity in global commercial P&C insurance Allows for optimization of hedging strategy Deployment of $1.5 bn equity raise is enhancing Everest’s franchises Increased business with existing clients Increased retention New reinsurance clients Long-term reinsurance opportunity Total capital deployment Primary insurance build out Capital fully deployed by Jan 1, 2024 Long-term deployment Capital deployment at superior returns

Everest Group, Ltd. 80% 5% 7% 7% 1% USD CAD GBP EUR Other* 59 Everest deploys an efficient global platform United States Bermuda United Kingdom European Union Switzerland Canada Chile Singapore Operations based in advanced countries with stable political, regulatory and legal systems Focused on major currency exposure with a high degree of capital fungibility and security *Other currencies include AUD, DKK, THB, CHF, HKD, JPY, NZD, SGD, and ZAR Key centers of operation Total invested assets by currency allocation Value enhancing operating structure

Everest Group, Ltd. Enhancing our return profile 1 Total Shareholder Return defined as annual growth in Book Value Per Share excluding Unrealized Gains and Losses on Fixed Maturity Investments, plus Dividend Investment Income XXX 60 Capital Management 2021 Investor Day TSR1 target ~13% Investment Income Insurance Underwriting Income Reinsurance Underwriting Income Total Shareholder Return1 >17% Targeting industry-leading returns Our strategy provides significant operating flexibility going forward and we have several potential ways to not only deliver on, but exceed, our TSR target 3-Year Plan (2024 – 2026)

3-Year (2024 – 2026) strategic plan financial highlights

Underwriting Income	**Combined Ratios** Group: 89 – 91% Reinsurance: 89 – 91% Insurance: 90 – 92%	**Key Ratios** ~6% Cat load
Investment Income	**Investment Mix** High-quality fixed income Total return portfolio providing alpha	**Investment Returns** ~5 – 6% (FI new money yield)
Capital Management	**Capital Structure** A+ Financial Strength Rating[(1)] 15 – 20% LT Debt Leverage Ratio	**Capital Return** Commitment to proactive capital management

Total Shareholder Return*

>17%

Targeting industry-leading returns

* Total Shareholder Return defined as annual growth in Book Value Per Share excluding Unrealized Gains and Losses on Fixed Maturity Investments, plus Dividends Per Share
[1] Moderately-high risk profile

Everest Group, Ltd. 61

Everest: The one to watch Juan C. Andrade – President and Chief Executive Officer

Everest Group, Ltd. Disciplined specialty Insurance strategy delivering margin expansion Growing high-quality investment portfolio A+ balance sheet strength and nimble capital deployment create optionality 63 Positioned to outperform and deliver differentiated value Seasoned management team with proven ability to execute Strong underwriting culture that attracts top talent globally Lead market reinsurance franchise capitalizing on generational hard market Underwriting excellence generates industry-leading returns

Intermission

Question & answer session

2023 Investor Day

Appendix

Everest Group, Ltd. 68 • BVPS: Book Value per Share • CLO: Collateralized Loan Obligation • CR: Combined Ratio • DPS: Dividend per Share • EMD: Emerging Market Debt • Fac: Facultative Risk • ILS: Insurance-linked Securities • ILW: Industry Loss Warranty • PML: Probable Maximum Loss • Private IG: Private Investment Grade Debt • QS: Quota Share • URGL: Unrealized capital gain or loss • XOL: Excess of Loss Glossary and definitions Definitions / notes Total Shareholder Return: annual growth in Book Value per Share, excluding Unrealized Gains and Losses on Fixed Maturity Investments, plus Dividends per Share. Attritional Combined Ratio: Attritional ratios exclude catastrophe losses, net CAT reinstatement premiums earned, prior year development, COVID-19 losses, CECL, and losses from the Russia/Ukraine war. Reference information Financial Strength Ratings A+ A.M. Best A+ S&P Global A1 Moody’s Investors Service NYSE: EG Stable Outlook Outstanding Debt: S+2.385% Sub Notes due 2037 4.868% Sr Notes due 2044 3.500% Sr Notes due 2050 3.125% Sr Notes due 2052

Everest Group, Ltd. 69 Reinsurance business description Reinsurance Segment Our reinsurance segment writes worldwide property and casualty reinsurance and specialty lines of business on both a treaty, facultative and large corporate risk basis. Contracts can be written on a proportional ("pro-rata") or non-proportional ("excess of loss") basis. Pro-Rata contracts indemnify the reinsured for a percentage of losses in exchange for the same percentage of premium charged for the covered insurance contracts issued by the ceding company. Excess of loss ("XOL"), including stop loss, contracts indemnify the reinsured against a portion of losses related to specific claim event(s), generally subject to a deductible and a limit of coverage. Premiums collected for XOL contracts are not directly proportional to premiums collected by the reinsured. Property Pro Rata: Predominantly contracts providing coverage to cedents for property damage and related losses, which may include business interruption and other non-property losses, resulting from natural or man-made perils arising from their underlying portfolio of policies at an agreed upon percentage for both premium and loss. Property Non-Cat XOL: Predominantly contracts providing coverage to cedents for a portion of property damage and related losses, which may include business interruption and other non-property losses, resulting from natural or man-made perils in excess of an agreed upon deductible up to a stated limit. Property Cat XOL: Predominantly contracts providing coverage to cedents for a portion of property damage and related losses, which may include business interruption and other non-property losses, resulting from catastrophic losses, in excess of an agreed upon deductible up to a stated limit. The main perils covered include hurricane, earthquake, flood, convective storm and fire. Casualty Pro Rata: Predominantly contracts providing coverage to cedents for losses arising from, but not limited to, general liability, professional indemnity, product liability, workers' compensation, employers liability, aviation and auto liability from their underlying portfolio of policies at an agreed upon percentage for both premium and loss. Casualty XOL: Predominantly contracts providing coverage to cedents for losses arising from, but not limited to, general liability, professional indemnity, product liability, workers' compensation, aviation and auto liability from their underlying portfolio of policies in excess of an agreed upon deductible up to a stated limit. Financial Lines: Predominantly contracts providing coverage to cedents for losses arising from political risk, credit, surety, mortgage and alternative risk lines of business on both a pro rata and excess of loss basis.

Everest Group, Ltd. 70 Insurance business description Insurance Segment Our insurance segment offers property and casualty insurance products on a worldwide basis. The following are the lines of business in our insurance segment: Accident & Health: Predominantly includes policies covering Participant Accident, Short-Term Medical, and Medical Stop-Loss protection for employers with Self-funded medical plans. Specialty Casualty: Predominantly includes policies covering General Liability (Premises/Operations and Products), Auto Liability, and Umbrella/Excess Liability. Other Specialty: Predominantly includes policies covering specialty areas including but not limited to Surety, Trade Credit & Political Risk, Transactional Liability, Energy & Construction, and Aviation. Professional Liability: Predominantly includes policies covering Directors & Officers Liability, Errors & Omissions, Cyber Liability, and other ancillary financial lines products. Property / Short tail: Predominantly includes policies covering Property, Inland Marine, and other short-tail lines. Workers Compensation: Predominantly includes policies covering Workers Compensation including both guaranteed cost and loss sensitive product offerings.